UNITED STATES
                   	SECURITIES AND EXCHANGE COMMISSION

                        	Washington, DC  20549


                                	Form 8-K

                             	CURRENT REPORT

                	Pursuant to Section 13 or 15(d) of the
                   	Securities Exchange Act of 1934



	Date of Report (Date of earliest event reported): August 17, 1998


                     	Boatmen's Auto Trust 1995-A
                      ---------------------------
     	 (Exact name of registrant as specified in its charter)




      		United States
   		   of America	             	33-95450		            	43-6617959
        --------------           ---------              ----------
      		(State or other		        (Commission File	     	(IRS employer
      		Jurisdiction of		        Number)	         		    Identification No.)
    	  	Incorporation


                    Boatmen's Auto Trust 1995-A
                         Transamerica Square
                            NC1-021-03-07
                       401 North Tryon Street
                  Charlotte, North Carolina  28255
                          (704) 386-5000


              (Address of principal executive offices)
	             ----------------------------------------

  	Registrant's telephone number including area code:  (704) 386-5000

Item 5.			Other Events

       The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.			Financial Statements, Pro Forma Financial Statements and Exhibits

(c)	Exhibits

99		Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto Trust 1995-A

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       BOATMEN'S  AUTO  TRUST 1995-A
                                 (Registrant)



Dated:   August 28,1998					                By: /s/ Suzanne W. Castleberry
                                   			  				Name:	Suzanne W. Castleberry
                                     							Title:	Vice President
                                     							NationsBank, N.A.
                                     							(Duly Authorized Officer)

                            INDEX TO EXHIBITS



Exhibit
Number			                      		Exhibit

99		Monthly Servicing Report for NationsBank,N.A., Boatmen's Auto Trust 1995-A

[TYPE]   EX-99


A. ORIGINAL DEAL PARAMETER INPUTS
----------------------------------------------------------------------------------------
(A) Total Portfolio Balance                                                               $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                                28.11%
    (ii)  Class A-1 Notes Balance                                                         $ 85,300,000.00
    (iii) Class A-1 Notes Rate                                                                     5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                                34.41%
    (ii)  Class A-2 Notes Balance                                                         $104,427,000.00
    (iii) Class A-2 Notes Rate                                                                       5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                                33.47%
    (ii)  Class A-3 Notes Balance                                                         $101,576,574.00
    (iii) Class A-3 Notes Rate                                                                       6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                            4.00%
    (ii)  Class B Certificates Balance                                                    $ 12,137,649.00
    (iii) Class B Certificates Rate                                                                  6.35%
(F) Servicing Fee Rate                                                                               1.00%
(G) Weighted Average Coupon (WAC)                                                                    8.51%
(H) Weighted Average Original Maturity (WAOM)                                                       54.09   months
(I) Weighted Average Remaining Maturity (WAM)                                                       42.79   months
(J) Number of Receivables                                                                          32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                 2.00%
    (ii)  Reserve Account Initial Deposit                                                 $  6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25%
                     loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                        2.00%
          (b) Percent of Remaining Pool Balance                                                      3.25%
          (c) Trigger Percent of Remaining Pool Balance                                              6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
----------------------------------------------------------------------------------------
(A) Total Portfolio Balance                                                               $ 33,916,478.16
(B) Total Note and Certificate Pool Factor                                                      0.1117728
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                          $          0.00
    (ii) Class A-1 Notes Pool Factor                                                            0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                          $          0.00
    (ii) Class A-2 Notes Pool Factor                                                            0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                          $ 21,778,829.16
    (ii) Class A-3 Notes Pool Factor                                                            0.2144080
(F) Class B Certificates
    (i)  Class B Certificates Balance                                                     $ 12,137,649.00
    (ii) Class B Certificates Pool Factor                                                       1.0000000
(G) Reserve Account Balance                                                               $  6,068,824.46
(H) Cumulative Net Losses for All Prior Periods                                              1,938,630.41
(I) Net Loss Ratio for Second Preceding Period                                                      -0.12%
(J) Net Loss Ratio for Preceding Period                                                              0.22%
(K) Delinquency Ratio for Second Preceding Period                                                    0.66%
(L) Delinquency Ratio for Preceding Period                                                           0.78%
(M) Weighted Average Coupon (WAC)                                                                    8.69%
(N) Weighted Average Remaining Maturity (WAM)                                                       18.18   months
(O) Number of Receivables                                                                           8,515

C. INPUTS FROM THE MAINFRAME
----------------------------------------------------------------------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                           $  3,199,073.41
    (ii)  Not Used                                                                                   0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                             0.00
    (iv) Other Refunds Related to Principal                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                 269,403.94
    (ii)  Repurchased Loan Proceeds Related to Interest                                              0.00
(C) Weighted Average Coupon (WAC)                                                                    8.71%
(D) Weighted Average Remaining Maturity (WAM)                                                       16.71   months
(E) Remaining Number of Receivables                                                                 7,995
(F) Delinquent Receivables



                                           Dollar Amount               # Units
                                           -------------               --------


(i)  30-59 Days Delinquent                       796,843       2.60%       173     2.16%
(ii)  60-89 Days Delinquent                      246,129       0.80%        52     0.65%
(iii) 90 Days or More Delinquent                 128,552       0.42%        33     0.41%

(G) Repossessions
                                           Dollar Amount               # Units
                                           -------------               -------
                                                  37,911       0.12%        12     0.15%



D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income                     $   17,810.12
(B) Aggregate Net Losses before Liquidation Proceeds and
               Recoveries for Collection Period               13,512.04
(C) Liquidated Receivables Information
    (i)   Not Used                                                 0.00
    (ii)  Not Used                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts        9,882.98
(D) Aggregate Net Losses for Collection Period                 3,629.06
(E) Actual Number of Days in Interest Period                         33

I. COLLECTIONS
--------------------------------------------------------
Interest:
(A) Interest Collections                                  $  269,403.94
(B) Not Used                                                       0.00
(C) Repurchased Loan Proceeds Related to Interest                  0.00
(D) Recoveries from Prior Month Charge Offs                    9,882.98
(E) Investment Earnings from the Reserve Account              17,810.12
(F) Total Interest Collections                               297,097.04

Principal:
(G) Principal Payments Received                           $3,199,073.41
(H) Not Used                                                       0.00
(I) Repurchased Loan Proceeds Related to Principal                 0.00
(J) Other Refunds Related to Principal                             0.00
(K) Total Principal Collections                            3,199,073.41

(L) Total Collections                                     $3,496,170.45



II.  DISTRIBUTIONS
------------------


                                                                                                       Per $1,000 of
                                                                                                      Original Balance
                                                                                                      ----------------
(A) Total Interest Collections                                                         $  297,097.04
(B) Servicing Fee                                                                      $   28,263.73              0.09

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $  110,709.05       1.089907287
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                 110,709.05       1.089907287
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $   64,228.39       5.291666667
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)             64,228.39       5.291666667
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $  174,937.44
(H) Excess Interest                                                                    $   93,895.87

Principal
(I) Total Principal Collections                                                        $3,199,073.41
(J) Draw on Reserve Fund for realized losses                                               13,512.04
(K) Total Amount Available for Principal Distribution                                  $3,212,585.45  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                         3,212,585.45       31.62722785
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)              3,212,585.45       31.62722785
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                            0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                 0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid                                           3,212,585.45
(Q) Total Distributions                                                                 3,415,786.62
(R) Excess Servicing Releases from Reserve Account to Servicer                             80,383.83
(S) Amount of Draw from Reserve Account                                                    13,512.04
(T) Draw from Reserve Account plus Total Available Amount                               3,509,682.49



III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------


                                                  Beginning                End
                                                  of Period                of Period
                                                  ---------------          ---------------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    33,916,478.16           $30,703,892.71
(ii)   Total Note  and  Certificate Pool Factor   0.1117728                     0.1011856
(iii)  Class A-1 Notes Balance                    0.00                               0.00
(iv)   Class A-1 Notes Pool Factor                0.0000000                     0.0000000
(v)    Class A-2 Notes Balance                    0.00                               0.00
(vi)   Class A-2 Notes Pool Factor                0.0000000                     0.0000000
(vii)  Class A-3 Notes Balance                    21,778,829.16             18,566,243.71
(viii) Class A-3 Notes Pool Factor                0.2144080                     0.1827808
(ix)   Class B Certificates Balance               12,137,649.00             12,137,649.00
(x)    Class B Certificate Pool Factor            1.0000000                     1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)               8.69%                              8.71%
(ii)  Weighted Average Remaining Maturity (WAM)   18.18            months           16.71   months
(iii) Remaining Number of Receivables             8,515                             7,995
(iv)  Portfolio Receivable Balance                33,916,478.16           $30,703,892.71



IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------


(A) Beginning Reserve Account Balance                          $6,068,824.46
(B) Draw for Realized losses                                       13,512.04
(C) Draw for Servicing Fee                                              0.00
(D) Draw for Class A-1 Notes Interest Amount                            0.00
(E) Draw for Class A-2 Notes Interest Amount                            0.00
(F) Draw for Class A-3 Notes Interest Amount                            0.00
(G) Draw for Class B Certificates Interest Amount                       0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates       13,512.04
(I) Excess Interest                                                93,895.87
(J) Reserve Account Balance Prior to Release                    6,149,208.29

(K) Reserve Account Required Amount                             6,068,824.46

(L) Final Reserve Account Required Amount                       6,068,824.46

(M) Reserve Account Release to Servicer                            80,383.83

(N) Ending Reserve Account Balance                              6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-------------------------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
                     Recoveries for Collection Period          $   13,512.04
(B) Liquidated Contracts
    (i)   Not Used                                                      0.00
    (ii)  Not Used                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts             9,882.98
(C) Aggregate Net Losses for Collection Period                      3,629.06
(D) Net Loss Ratio for Collection Period (annualized)                   0.13%
(E) Cumulative Net Losses for all Periods                       1,942,259.47
(F) Delinquent Receivables



                                 Dollar Amount           # Units
                                 -------------           --------


(i)  30-59 Days Delinquent        796,843        2.60%       173  2.16%
(ii)  60-89 Days Delinquent       246,129        0.80%        52  0.65%
(iii) 90 Days or More Delinquent  128,552        0.42%        33  0.41%

               (G) Repossessions
                                  Dollar Amount         #  Units
                                  -------------         --------
                                  37,911         0.12%        12  0.15%




VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                          -0.12%
    (ii) Preceding Collection Period                                                 0.22%
    (iii) Current Collection Period                                                  0.13%
    (iv) Three Month Average (Avg(i,ii,iii))                                         0.08%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
                  Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                           0.66%
    (ii) Preceding Collection Period                                                 0.78%
    (iii) Current Collection Period                                                  1.22%
    (iv) Three Month Average (Avg(i,ii,iii))                                         0.89%

(C) Loss and Delinquency Trigger Indicator                            Trigger was not hit







The  undersigned  officers  of  NationsBank,  N.A.,  as  servicer,  pursuant  to  the
Sale  and  Servicing  Agreement  hereby  certify  to  the  best  of  their  knowledge and  belief  that  the  above  information  is  true  and  correct.





/s/  William  Kinyua          /s/  Leslie  J.  Fitzpatrick
--------------------          ----------------------------
William  Kinyua          Leslie  J.  Fitzpatrick
Vice  President          Senior  Vice  President